SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): April 1, 1998




                                  RISCORP, INC.
                            (Exact name of registrant
                          as specified in its charter)




         Florida            0-27462            65-0335150
         (State or other    (Commission        (I.R.S. Employer
         jurisdiction of    File Number)       Identification No.)
         incorporation)



         One Sarasota Tower, Suite 608
         Sarasota, Florida                                      34236
         (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (941) 366-5015

                                       N/A
          (Former name or former address, if changed since last report)


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         This document  contains  statements  that  constitute  "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe", estimate", "intend", "anticipate", and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Asset Purchase Agreement dated June 17, 1997, by and among the Company, its subsidiaries, and Zenith Insurance Company ("Zenith"), a wholly owned subsidiary of Zenith National Insurance Corp., the Company and its subsidiaries sold substantially all their operating assets to Zenith. The transaction was completed on April 1, 1998.

         In accordance with the Asset Purchase Agreement, on April 2, 1998, Zenith transferred $25.0 million to RISCORP and an additional $10.0 million into an interest bearing escrow account as payment of the initial and minimum purchase price. The final purchase price will be the excess, if any, of the book value of the transferred assets over the transferred liabilities assumed by Zenith at closing. On June 8, 1998, the Company's representative delivered to Zenith a closing date balance sheet (the "Closing Balance Sheet") representing the audited statement of transferred assets and transferred liabilities. The Closing Balance Sheet indicated a final purchase price of approximately $141 million. The Closing Balance Sheet is subject to review by Zenith, and the determination of the final purchase price is subject to a dispute resolution process. Accordingly, the ultimate final purchase price has not yet been determined, and may differ materially from the amount indicated by the Closing Balance Sheet. The final purchase price, less the $35 million paid at closing, will be payable in cash.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information

         The pro forma financial information required by this Item 7(b) is incorporated herein by reference to Exhibit 99 hereto.

(c)      Exhibits

         2.1 Asset Purchase Agreement, dated June 17, 1997, among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Insurance Services, Inc., RISCORP Management Care Services, Inc., CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Insurance Company, RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding, Inc., RISCORP Staffing Solutions, Inc. I, and RISCORP Staffing Solutions, Inc. II (incorporated by reference to the Company's Proxy Statement dated March 3, 1998).

         99       Pro Forma Financial Information


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RISCORP, INC.



                                            By:  /s/ Walter E. Riehemann
                                                 Walter E. Riehemann
                                                 Secretary and Treasurer

Dated: June 15, 1998



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                                  EXHIBIT INDEX



       Number                      Description


        2.1 Asset Purchase Agreement, dated June 17, 1997, among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Insurance Services, Inc., RISCORP Management Care Services, Inc., CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Insurance Company, RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding, Inc., RISCORP Staffing Solutions, Inc. I, and RISCORP Staffing Solutions, Inc. II. (incorporated by reference to the Company's Proxy Statement dated March 3, 1998).


         99    Pro Forma Financial Information






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